UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2008 (May 27, 2008)

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive office)	(Zip Code)

(954) 630-0900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On May 27, 2008, the Company issued a press release entitled “Point Blank Solutions Responds to Steel Partners Filing.” The press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filings under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The furnishing of these materials is not intended to constitute a representation that such furnishing is required by Regulation FD or that the materials include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Point Blank Solutions, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Date: May 27, 2008	By:	/s/ JENNIFER COBERLY
	Name:	Jennifer Coberly
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release issued by Point Blank Solutions, Inc.